THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE

$1,500,000 March 9, 2010

Rapid City, South Dakota

FOR VALUE RECEIVED, KL Energy Corporation, a Nevada corporation (the "Company"), promises to pay to the order of John Buckens or his successors or assigns (the "Holder"), the principal sum of One Million Five Hundred Thousand Dollars ($1,500,000.00) or such lesser amount as shall then equal the outstanding principal amount hereof. All unpaid principal shall be due and payable on the earlier of (i) February 11, 2020 (the "Maturity Date"), or (ii) when, upon or after the occurrence of an Event of Default, such amounts are declared due and payable by the Holder or made automatically due and payable in accordance with the terms hereof. This Note shall accrue no interest. This Note shall take effect upon John Buckens having wired the sum of One Million Five Hundred Thousand Dollars ($1,500,000.00).

The following is a statement of the rights of the Holder and the conditions to which this Note is subject, and to which the Holder hereof, by the acceptance of this Note, agrees:

1. Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a) "Event of Default" has the meaning given in Section 4 hereof.

(b) "Obligations" means the principal and other amounts payable by the Company under this Note.

(c) "Securities Act" shall mean the Securities Act of 1933, as amended.

2. Representations and Warranties of the Company. The Company represents and warrants to the Holder that:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of South Dakota; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a

foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to have a material adverse effect.

(b) The execution, delivery and performance by the Company of this Note and the consummation of the transactions contemplated hereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c) This Note has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

(d) The execution and delivery by the Company of this Note and the performance and consummation of the transactions contemplated hereby do not and will not (i) violate the Company's charter documents or any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iii) except as contemplated by this Note, result in the creation or imposition of any lien upon any property, asset or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties.

3. Representations and Warranties of the Holder. The Holder represents and warrants to the Company that:

(a) The Holder has been advised that the Note and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Holder is aware that the Company is under no obligation to effect any such registration with respect to the Note or to file for or comply with any exemption from registration. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. The Holder is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act.

(b) The Holder acknowledges that the Company has given the Holder access to the corporate records and accounts of the Company and to all information in its possession relating to the Company, has made its officers and representatives available for interview by the Holder, and has furnished the Holder with all documents and other

information required for the Holder to make an informed decision with respect to the purchase of the Note.

4. Events of Default. The occurrence of any of the following shall constitute an "Event of Default" under this Note:

(a) Failure to Pay. The Company shall fail to pay (i) when due any principal payment on the due date hereunder or (ii) any other payment required under the terms of this Note, including the issuance of securities upon the conversion of this Note set forth in Section 7(a) below; or

(b) Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (vii) take any action for the purpose of effecting any of the foregoing; or

(c) Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered, or such case or proceeding shall not be dismissed or discharged within 45 days of commencement.

5. Rights of Holder Upon Default. Upon the occurrence or existence of any Event of Default and at any time thereafter during the continuance of such Event of Default, the Holder may declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in this section, immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Holder may exercise any other right, power or remedy otherwise permitted to it by law, either by suit in equity or by action at law, or both.

6. Covenants of the Company.

(a) Registration Rights. The Company agrees to grant to the Holder the same registration rights that it provides to the investors in the Qualified Equity Financing (as defined in Section 7(a) below) with respect to the Common Stock issuable to the Holder upon conversion of this Note.

(b) Business Operations. From the date hereof until payment and performance in full of all obligations of the Company under this Note, the Company shall use its best efforts to preserve the present business operations, organization, and goodwill of the Company.

7. Conversion.

(a) Automatic Conversion. In the event the Company consummates, prior to the Maturity Date, an equity financing pursuant to which it sells shares of its common stock (the "Common Stock") with an aggregate sales price of not less than Fifteen Million Dollars ($15,000,000), and with the principal purpose of raising capital (a "Qualified Equity Financing"), then the outstanding principal amount of this Note shall automatically convert into shares of the Common Stock at a conversion price equal to $1.10 per share (adjusted to reflect subsequent stock dividends, stock splits, combinations or recapitalizations). Upon such conversion of this Note, the Holder agrees to deliver the original of this Note to the Company (or a notice to the effect that the original Note has been lost, stolen or destroyed and an agreement acceptable to the Company whereby the holder agrees to indemnify the Company from any loss incurred by it in connection with this Note) at the closing of the Qualified Equity Financing for cancellation; *provided, however*, that upon satisfaction of the conditions set forth in this Section 7(a), this Note shall be deemed converted and of no further force and effect, whether or not it is delivered for cancellation as set forth in this sentence. In connection with the conversion of this Note, the Holder shall execute and deliver to the Company a common stock purchase agreement reasonably acceptable to the Company containing customary representations and warranties and transfer restrictions. The conversion of this Note shall be deemed to satisfy the balance of the investment commitment made by the Holder to the Company in that certain stock purchase agreement dated January 6th, 2010 ("Balance Commitment") in the event that such commitment has not yet been called and/or fulfilled prior to the conversion. The company also undertakes, as long as this note is in full standing, not to call the Balance Commitment.

(b) Conversion at will. At any time the Holder may convert the Note as per 7(a) and 7(c).

(c) Mechanics and Effect of Conversion. No fractional shares of Common Stock shall be issued upon conversion of this Note. Upon the conversion of all of the principal outstanding under this Note, in lieu of Company issuing any fractional shares to the Holder, Company shall pay to the Holder in cash the amount of outstanding principal that is not so converted. Upon conversion of this Note pursuant to this Section, the Holder shall surrender this Note, duly endorsed, at the principal office of Company. At its expense, Company shall, as soon as practicable thereafter, issue and deliver to the Holder at such principal office a certificate or certificates for the number of shares of such Common Stock to which the Holder shall be entitled upon such conversion (bearing

such legends as are required by applicable state and federal securities laws in the opinion of counsel to Company). Upon full conversion of this Note, Company shall be forever released from all its obligations and liabilities under this Note.

(c) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of this Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

(d) Payment of Taxes. The Company will pay all transfer taxes or charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of this Note. Notwithstanding the language in this section, the Company shall not be responsible for any state or federal income tax liability associated with such transfers other than those specifically contemplated by this Note.

8. Successors and Assigns. Subject to the restrictions on transfer described in Sections 11 and 12 hereof, the rights and obligations of the Company and the Holder of this Note shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

9. Waiver and Amendment. Any provision of this Note may be amended, waived or modified only upon the written consent of the Company and the Holder.

10. Transfer of this Note or Securities Issuable on Conversion Hereof. Subject to compliance with the terms and conditions of this Section 10, this Note and all rights hereunder are transferable upon surrender of this Note properly endorsed or accompanied by written instructions of transfer. With respect to any offer, sale or other disposition of this Note or any shares of common stock acquired pursuant to the exercise of this Note prior to registration of such Note or shares of common stock, the Holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with evidence to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state securities law then in effect) of this Note and that the transferee is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act. Upon receiving such written notice and the accompanying evidence, the Company, as promptly as practicable, shall notify the Holder that the Holder may sell or otherwise dispose of this Note in accordance with the terms of the notice delivered to the Company. Notwithstanding anything contained in this Section 10 to the contrary, the Holder may not sell or otherwise transfer this Note to a direct competitor of the Company without the Company's prior written consent.

11. Treatment of Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Note as debt and

not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

12. Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier personal delivery or facsimile transmission at the respective addresses or facsimile numbers of the parties provided to the other. Any party hereto may by notice so given change its address or facsimile number for future notice hereunder. Notice shall conclusively be deemed to have been given when received.

13. Expenses; Waivers. If action is instituted to collect this Note, the Company promises to pay all costs and expenses, including, without limitation, reasonable attorneys' fees and costs, incurred in connection with such action. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

14. Arbitration; Governing Law. Any and all controversies, claims, or disputes arising out of or relating to this Note between the parties shall be subject to binding arbitration under the arbitration rules pursuant to South Dakota law. The arbitration shall be administered by the American Arbitration Association by a neutral arbitrator. This Note shall be governed by the laws of the State of South Dakota.

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IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first written above.

KL ENERGY CORPORATION

By: Thomas Schueller

Name: Thomas Schueller

Title: CHAIRMAN

[Signature Page to Convertible Promissory Note]